Exhibit 99.1

INVESTOR DECK MAY 2015

Forward-Looking Statements and Non-GAAP Financial Measures

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management “anticipates,” “plans,” “estimates,” “expects,” “believes,” or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s estimated growth, expected results and long-term financial targets. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

In addition to reporting financial results in accordance with GAAP, the Company has presented adjusted net income, adjusted earnings per share and adjusted EBITDA. These measures are not in accordance with, or an alternative to GAAP. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of incentive compensation. The Company defines adjusted net income as net income excluding store closure and exit costs, one-time costs associated with its April 2011 combination (the “Henry’s Transaction”) with Henry’s Holdings, LLC (“Henry’s”) and its May 2012 business combination with Sunflower Farmers Market, Inc. (“the Sunflower Transaction,” and collectively, the “Transactions”), gain and losses from disposal of assets, IPO bonus, expenses incurred by the Company in its secondary public offerings and employment taxes paid by the Company in connection with options exercised in those offerings (“Public Offering Expenses”), the loss on extinguishment of debt and the related tax impact of those adjustments. The Company defines adjusted basic and diluted earnings per share as adjusted net income divided by the weighted average basic and diluted shares outstanding. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation, amortization and accretion, and defines adjusted EBITDA as EBITDA excluding store closure and exit costs, one-time costs associated with the Transactions, gains and losses from disposal of assets, Public Offering Expenses, and the loss on extinguishment of debt.

These non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, none of these non-GAAP measures should be considered as a measure of discretionary cash available to use to reinvest in growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each of these non-GAAP measures has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. See the Appendix for reconciliation for these non-GAAP measures to the comparable GAAP measures.

2

OVERVIEW OF SPROUTS

Sprouts is Well Positioned to Meet the Needs of Today’s Health Conscious Consumers

Healthy grocery store that offers fresh, natural and organic foods at affordable prices

Broad consumer appeal

One of the largest and fastest growing natural and organic retailers

Industry leading results

Significant white space opportunity and strong new store economics

4

Significant Growth Continues in the Natural & Organic Channel

Significant Market1

$620B U.S. Supermarket Sales

SFM Current Market Share: 0.5% / $3B

Natural & Organic: 14% / $89 bn

Our Potential Opportunity

Other, incl. Conventional Grocery: ~86% / ~$531 bn

SPINS projects annual growth in natural and organic sector of 9.3% through 2018

Pro Forma Net Sales2

($ in mm)

$2,967

$2,438

$1,991

$1,723

$1,490

$1,239

$1,059

2008

2009

2010

2011

2012

2013

2014

Sprouts is benefiting from consumers embracing the need for a healthy diet, attribute based shopping, and focus on value

¹ Source: Progressive Grocer 81st Annual Report, Natural foods Merchandiser 2013 market overview and SPINscan Natural and Specialty Gourmet proprietary data

2 Pro forma net sales reflect the net sales of our predecessor entity, Henry’s and Sunflower as if the Transactions had been consummated on the first day of fiscal 2008

5

Sprouts is Changing the Way People Perceive And Shop for Fresh, Natural and Organic Foods

HEALTH

Sprouts has evolved from a specialty food store into a healthy grocery Store

Continue to benefit from consumers’ growing interest in eating healthier

SELECTION

Full-line healthy grocery store with more than 17,000 fresh, natural & organic products

Full selection of unique specialty items:

2400+ organic 2700+ gluten-free 2000+ non-GMO

VALUE

Produce prices significantly below competitors

Highly promotional—communicate our competitive prices week in and week out

Promote value across the store

SERVICE

Convenient, friendly and easy-to-shop

Trusted, knowledgeable and engaging customer service focused on educating customers

6

Sprouts—A Healthy Grocery Store that Flips the Conventional Model

Value-leader in fresh produce (drives traffic)

Produce surrounded by a complete grocery offering

Differentiated assortment of high-quality, healthy foods

High standard private label

Fresh, natural & organic offering

Don’t sell most national branded packaged goods

Farmers market inspired, open store layout with low profile displays

Convenient, small-box: average 28k sq. ft.

Comfortable, easy to shop environment

7

Reaching a Broad Base of Consumers Through Both Traditional and Digital Mediums

Broad Customer Demographics

Middle income and higher

Medium to above average education

Boomers, Gen-X, and rising Millennial demographic

Diverse ethnic backgrounds

Value conscious

Brand Awareness & Recognition

Strong marketing and pre-opening programs reaching customers through a variety of channels

More than 14 million weekly circulars

30+ annual promotions1

Digital & social platforms

Increasing word-of-mouth and grass-root efforts driving traffic

Over 1.1 million Facebook fans

Sprouts’ You Tube videos

¹ Represents actual promotions at each store during FY 2014.

8

Sprouts’ Consumers are at Different Stages of

Adoption

Segment Description (1)

DIET FOLLOWERS

Follow a specific diet because they have to (medical reasons) or they want to (weight management / ingredient avoidance)

HEALTH

ENTHUSIAST

Do not follow a strict or specific diet, but health/wellness is important to them and a primary consideration when grocery shopping

HEALTH CURIOUS

Does not live the healthiest lifestyle, but is actively trying to improve and has a strong desire to learn more about both healthy living and eating

CONVENIENCE-FOCUSED

Shop at Sprouts primarily because it is close to their home or work and appreciate the convenience of the small-box and quick shopping experience

VALUE-FOCUSED

Are always looking for the best deals and actively price shopping. They like the low priced produce and the flier / promotions

¹ Company consumer insight study

Sprouts Grows its Consumers’ Average Basket Size and the Stores’ Gross Margin

Over Time

TRAFFIC

Consumers Start with High Quality Produce

TRIAL

Then Shop an Increasing Number of Departments

TRANSITION

Over Time Make Sprouts Their Primary Grocery Store

TRUST

Sprouts’ Main Competitor is the Traditional

Grocery Store

More than 50% of Sprouts’ consumers are coming from traditional grocers

Our average consumer’s monthly spending will increase nearly 3x from their initial experimentation phase

Significant opportunity to increase trial and basket size over time

Sprouts Origin of Consumer (1)

Other Club

Mass

Specialty

Traditional Grocery

59%

¹ Company consumer insight study

1200 potential store count (1) and estimated 15+ Years of New Store Growth

Proven Concept: 205 stores in twelve states as of May 7, 2015

Sprouts’ footprint and near-term expansion covers high growth areas

Demographics allow for deep penetration in markets

Model works well in densely populated, urban areas as well as smaller metropolitan markets

Successful in “natural/lifestyle” markets and more “traditional” markets

Balanced unit growth with 70% coming from existing markets

14% unit growth for the near-term

Nevada

5

82

California

Utah

5

Arizona

29

Colorado

25

New Mexico

6

Kansas

2

Oklahoma

7

Texas

34

2	Missouri

Arkansas

Tennessee

North Carolina

Louisiana

Georgia

5
3

Mississippi

Alabama

South Carolina

Florida

Existing Market

Mid-Term Expansion Market Coming Soon

¹ Based on an assumed new store growth rate of 14% per year and research conducted by Buxton Company in 2012.

Note: Store count as of May 7, 2015

Sprouts Succeeds Among Growing Competitive Markets

Case Study of a Sprouts Phoenix Location

($ in ‘000s)

Average Weekly Sales (1)

Wal-Mart opened

Target added P-Fresh

Whole Foods opened 2002

+10%

+10%

+4%

+7%

+7%

+3%

+11%

+30%

+15%

+1%

Trader Joe’s opened

Costco opened

Frys Marketplace re-opened

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Over this time period sales growth was 151%

1	Not indicative of every store location.

Sprouts is Growing Responsibly

Responsible retailing for Sprouts is comprised of four main focus areas:

RESPONSIBLE OPERATIONS RESPONSIBLE BUILDING RESPONSIBLE NEIGHBOR RESPONSIBLE SOURCING

RESPONSIBLE OPERATIONS

Food Rescue Program –

Donated approximately 8.4 million lbs. of food in 2014

Cardboard and pallet recycling at all stores

Piloting composting at 46 stores

RESPONSIBLE BUILDING

LED lighting and retrofits in 2014

LEED equivalent in all new stores

Launched EMC motor/night curtains/anti-sweat control

Transcritical CO2 refrigeration pilot in GA

Energy retro commissioning

RESPONSIBLE NEIGHBOR

Donated almost $2M to non-profits and in scholarships

Established Sprouts Charitable

Foundation

Created more than 3000 jobs in

2014

Building health & wellness programs for team members

Promoted more than 20% of our team members in 2014

RESPONSIBLE SOURCING

Received Leaping Bunny certifications Working with vendors on Non-GMO Project certification

Developing produce traceability

& tracking requirements and Animal Welfare positions

Developing private label sustainability requirements

BUSINESS & FINANCIAL PERFOMANCE

Powerful Growth Business “ Results Driven

9%+ Natural and Organic Sector Growth

Compelling Store-Level Economics

Leverage Infrastructure for Scale and Growth

One of the Best White Space Opportunities in Retail

32 consecutive quarters of positive comp growth, 3 straight years of 9%+ comp sales growth

14% new store unit growth, strong new store productivity

Cumulative pro-forma EBITDA growth (organic growth) of more than 150% over the past three years

Deleveraged capital structure

Balanced Sales Growth Across Comparable Store Sales Growth and New Store Openings

Pro Forma Net Sales1

($ in mm)

$2,967

$2,438

$1,991

$1,723

$1,490

$1,239

$1,059

2008 2009 2010 2011 2012 2013 2014

Pro Forma Comparable Store Sales Growth2

11.6%

2.6%

4.9%

2.3%

7.4%

5.1%

14.8%

9.7%

20.4%

10.7%

20.6%

9.9%

2009 2010 2011 2012 2013 2014

Prior Period Current Period Two-Year Stacked

History of Growth

¹ Pro forma net sales reflect the net sales of our predecessor entity, Henry’s and Sunflower as if the Transactions had been consummated on the first day of fiscal 2008.

2 “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period. Pro forma comparable store sales growth is calculated including all stores acquired in the Transactions for all periods reported. Comparable store sales growth on a

“two-year stacked basis” is computed by adding the pro forma comparable store sales growth of the period referenced and that of the same fiscal period ended twelve months prior.

Consistent Strong Sales Growth Continues

Net Sales

($ in mm)

$1,991

$2,438

$2,967

$723

$858

Pro Forma 2012 2013 2014 Q1 2014 Q1 2015

Note: Pro forma financial information on this slide gives effect to the Henry’s Transaction and the Sunflower Transaction for all periods presented.

Two-Year Stacked Comps Remains Strong

Highlights

Q1 Comps impacted by:

Tightness in produce

Weather & labor challenges at the LA port

Produce deflation

19% Q1 2015 Sales Growth

10 new stores in opened in Q1 and 15 YTD, as of May 7, 2015

Continued growth in private label & specialty, attribute based products

Comparable Store Sales Growth1

20.8%

12.8%

20.3%

9.5%

19.2%

9.0%

22.3%

8.5%

17.6%

4.8%

Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015

2-Year Stacked

1. “Comparable store sales growth” refers to the percentage change in our comparable store sales as compared to the prior comparable period.

A History of Strong Earnings Performance

Adj. EBITDA¹

($ in mm)

$147

$195

$265

$78

$84

2012 2013 2014 Q1 2014 Q1 2015

Adjusted EBITDA Margin 7.4% 8.0% 8.9% 10.7% 9.8%

Adj. Net Income²

($ in mm)

$40

$67

$111

$35

$39

2012 2013 2014 Q1 2014 Q1 2015

Note: Financial information on this slide for fiscal 2012 gives pro forma effect to the Sunflower Transaction as if it had been consummated on the first day of fiscal 2012.

¹ See the Appendix to this presentation for a reconciliation of adjusted EBTIDA to net income.

² See the Appendix to this presentation for a reconciliation of adjusted net income to net income.

Compelling Unit Economics

Target New Store Economics

Store Size

Net Cash Investment¹ First Year Sales Initial Sales Growth

Average 28k square feet

$2.8 million

~$10 to $12 million 20-30% over 3 to 4 years

Pre-Tax Cash-on-Cash Returns of 35%-40% within 3-4 years

¹ Includes store build-out (net of contributions from landlords), inventory (net of payables) and cash pre-opening expenses.

Aggressive Long-Term Financial Targets

Unit Growth

Comparable Store Sales Growth Total Sales Growth EBIT Growth Net Income Growth

~14% 6%+ ~15%

17 – 20%

20%+

Note: These targets are forward-looking statements, are subject to significant business, economic, regulatory and competitive risks, uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, see the Forward-Looking Statements disclaimer to this presentation, as well as the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28 2014 and the Company’s other filings with the Securities and Exchange Commission. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved, and the Company undertakes no duty to update its targets.

Why Sprouts is a Compelling Investment

Authentic Fresh, Natural and Organic Food Offering at Great Value

Fast Growing Segment of the U.S. Supermarket Industry with Strong Macro Tailwinds

Significant New Store Growth Opportunity Supported by Broad Demographic

Appeal

Proven and Replicable Store Model with Compelling Unit Economics

Resilient Business Model Delivering Strong Financial Performance and Strong Comparable Store Sales Growth

Passionate Team with a Customer-Focused Culture

Significantly lower prices

9% CAGR to $135B in 2018

1,200 potential stores (6x current base)

Target 35% – 40% cash-on-cash returns

9.9% 1-year & 20.6% 2-year comps in 2014

APPENDIX: SUPPLEMENTAL MATERIALS

Appendix

The following table shows a reconciliation of adjusted net income and adjusted EBITDA to net income and adjusted earnings per share to net income per share for the thirteen and fifty-two weeks ended Decmeber28, 2014 and December 29, 2013:

Thirteen Weeks Ended Fifty-Two Weeks Ended

December 28, December 29, December 28, December 29,

2014 2013 2014 2013

Net income $ 17,743 $ 9,280 $ 107,692 $ 51,326

Income tax provision 9,270 5,563 66,414 32,741

Net income before income taxes 27,013 14,843 174,106 84,067

Store closure and exit costs (a) 332 381 725 2,051

Costs associated with acquisitions and integration (b) — -(15)

Loss on disposal of assets (c) 93 13 1,181 412

IPO bonus ( d) ——3,183

Secondary offering expenses including employment taxes on options exercises (e) 218 2,014 2,557 2,014

Loss on extinguishment of debt (f)—1,039 1,138 18,721

Adjusted income tax provision (g)(9,491)(6,855)(68,551)(43,010)

Adjusted net income 18,165 11,435 111,156 67,423

Interest expense, net 5,914 6,851 25,057 37,185

Adjusted income tax provision (g) 9,491 6,855 68,551 43,010

Adjusted earnings before interest and taxes (EBIT) 33,570 25,141 204,764 147,618

Depreciation, amortization and accretion 19,789 12,593 60,612 47,539

Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) $ 53,359 $ 37,734 $ 265,376 $ 195,157

Adjusted Net Income Per Share

Net income per share—basic $ 0.12 $ 0.06 $ 0.72 $ 0.38

Per share impact of net income adjustments $—$ 0.02 $ 0.02 $ 0.12

Adjusted net income per share—basic $ 0.12 $ 0.08 $ 0.74 $ 0.50

Net income per share—diluted $ 0.11 $ 0.06 $ 0.70 $ 0.37

Per share impact of net income adjustments $ 0.01 $ 0.01 $ 0.02 $ 0.11

Adjusted net income per share—diluted $ 0.12 $ 0.07 $ 0.72 $ 0.48

(a) Store closure and exit costs represents reserves established for closed stores and facilities, adjustments to those reserves for changes in expectations for sublease or actual subleases or settlements with landlords. Ongoing expenses related with the closed facilities are also included.

The Company excludes store closure and exit costs from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(b) Costs associated with acquisitions and integration represent the costs to integrate the combined businesses resulting from the Sunflower and

Henry’s Transactions. These expenses include professional fees and severance, which the Company excludes from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of the Company’s operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(c) Loss on disposal of assets represents the losses recorded in connection with the disposal of property and equipment. The Company excludes losses on disposals of assets from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(d) IPO bonus represents the bonuses paid to certain employees in connection with the Company’s initial public offering. The Company excludes the IPO bonus from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(e) Secondary offering expenses including employment taxes on options exercises represents expenses the Company incurred in its secondary public offerings and employment taxes paid by the Company in connection with options exercised in those offerings. The Company has excluded these items from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations.

(f) Loss on extinguishment of debt represents the write-off of deferred financing costs and original issue discounts and expenses related to the refinancing or unscheduled repayment of debt. The Company has excluded this item from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations.

(g) Adjusted income tax provision for all periods presented represents the income tax provision plus the tax effect of the adjustments described in notes (a) through (f) above based on statutory tax rates for the period. The Company has excluded these items from its adjusted income tax provision because management believes they do not directly reflect the ongoing performance of its store operations and are not reflective of its ongoing income tax provision.

Appendix

The following table shows a reconciliation of adjusted net income and adjusted EBITDA to net income and adjusted earnings per share to net income per share for the thirteen weeks ended March 29, 2015 and March 30, 2014:

Thirteen Weeks Ended

March 29, 2015 March 30, 2014

Net income $ 37,467 $ 33,733

Income tax provision 23,301 21,565

Net income before income taxes 60,768 55,298

Store closure and exit costs (a) 1,229

Loss on disposal of assets (b) 271 727

Secondary offering expenses including employment taxes on options exercises (c) 335 1,404

Adjusted income tax provision (d)(24,005)(22,604)

Adjusted net income 35,358

Interest expense, net 5,863 6,466

Adjusted income tax provision (d) 24,005 22,604

Adjusted earnings before interest and taxes (EBIT) 68,466 64,428

Depreciation, amortization and accretion 15,875 13,035

Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) $ 84,341 $ 77,463

Adjusted Net Income Per Share

Net income per share—basic $ 0.25 $ 0.23

Per share impact of net income adjustments $—$ 0.01

Adjusted net income per share—basic $ 0.25 $ 0.24

Net income per share—diluted $ 0.24 $ 0.22

Per share impact of net income adjustments $ 0.01 $ 0.01

Adjusted net income per share—diluted $ 0.25 $ 0.23

(a) Store closure and exit costs represents reserves established for closed stores and facilities, adjustments to those reserves for changes in expectations for sublease or actual subleases or settlements with landlords. Ongoing expenses related with the closed facilities are also included. The Company excludes store closure and exit costs from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(b) Loss on disposal of assets represents the losses recorded in connection with the disposal of property and equipment. The Company excludes losses on disposals of assets from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the ongoing performance of its store operations.

(c) Secondary offering expenses including employment taxes on options exercises represents expenses the Company incurred in its secondary public offerings and employment taxes paid by the Company in connection with options exercised in those offerings. The Company has excluded these items from its adjusted EBITDA and adjusted net income to provide period-to-period comparability of its operating results because management believes these costs do not directly reflect the performance of its store operations.

(d) Adjusted income tax provision for all periods presented represents the income tax provision plus the tax effect of the adjustments described in notes (a) through (c) above based on statutory tax rates for the period.

The Company has excluded these items from its adjusted income tax provision because management believes they do not directly reflect the ongoing performance of its store operations and are not reflective of its ongoing income tax provision.

Thank you!